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                                     ANNEX A

                           FORM OF WARRANT CERTIFICATE


THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH THE DISTRIBUTION HEREOF. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE PLEDGED, SOLD, OFFERED FOR SALE, TRANSFERRED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (A) REGISTRATION UNDER OR EXEMPTION FROM THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS, AND (B) UNDER CERTAIN CIRCUMSTANCES, IF REQUESTED BY KII HOLDING CORP. (THE "COMPANY"), AN OPINION OF COUNSEL, WHICH COUNSEL SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER DOES NOT VIOLATE THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE TERMS AND PROVISIONS (INCLUDING TRANSFER RESTRICTIONS) OF A WARRANT PURCHASE AGREEMENT, DATED AS OF DECEMBER 31, 1998, BY AND AMONG THE COMPANY, STELLEX INDUSTRIES AND THE HOLDER OF THIS CERTIFICATE (AS SUCH AGREEMENT MAY BE SUPPLEMENTED, MODIFIED, AMENDED, OR RESTATED FROM TIME TO TIME, THE "AGREEMENT"). COPIES OF THE AGREEMENT ARE AVAILABLE AT THE EXECUTIVE OFFICES OF THE COMPANY.


                               WARRANT CERTIFICATE
                                KII HOLDING CORP.

No. WR-                                                        ____ Warrants
Date:

     This Warrant Certificate certifies that ____________ or registered assigns, is the registered holder of ____ Warrants. Each Warrant entitles the owner thereof to purchase at any time on or after an Exercise Event and on or prior to the Expiration Date, one (1) fully paid and nonassessable share of Class B Common Stock, no par value per share (the "Common Stock"), of KII Holding Corp., a Delaware corporation (together with its successors, the "Company"), at an Exercise Price (subject to adjustment) of $.01 per share upon presentation and surrender of this Warrant Certificate with a form of election to purchase duly executed and delivery to the Company of the payment of the Exercise Price in the manner set forth in the Warrant Agreement (as defined below).


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     The Warrants are issued pursuant to that certain Warrant Purchase Agreement
(as it may from time to time be amended or supplemented, the "Warrant Agreement"), dated as of December 31, 1998, by and among the Company, Stellex Aerospace Holdings, Inc., a Delaware corporation ("Stellex Aerospace"), Stellex Industries, Inc., a Delaware corporation ("Stellex Industries"), and
____________ (the "Holder"), and are subject to all of the terms, provisions and conditions thereof, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, obligations, duties and immunities of the Company, Stellex Aerospace, Stellex Industries and the Holder. Capitalized terms used, but not defined, herein have the respective meanings ascribed to them in the Warrant Agreement.

     The Exercise Price and the number of shares of Class B Common Stock that may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. In conjunction with an IPO by Stellex Industries, the Board of Directors of Stellex Aerospace, may, in its discretion, require the Holder to exercise the Warrants and exchange the shares of Class B Common Stock issuable hereunder for shares of common stock of Stellex Industries, par value $.01 per share ("Stellex Stock"), in accordance with the procedures set forth in the Warrant Agreement. Except as otherwise set forth in, and subject to, the Warrant Agreement, the effective date of this Warrant Certificate is December 31, 1998, and the Expiration Date of this Warrant Certificate is July 1, 2007.

     This Warrant Certificate shall be exercisable, at the election of the Holder, either as an entirety or in part from time to time (but not, in the case of any exercise in part, as to a fractional Warrant). If this Warrant Certificate shall be exercised in part, the Holder shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of Warrants not exercised. This Warrant Certificate, with or without other Warrant Certificates, upon surrender in the manner set forth in the Warrant Agreement, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered shall have entitled the Holder to purchase.

     Except as expressly set forth in the Warrant Agreement, the Holder of this Warrant Certificate shall not be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Class B Common Stock or of Other Securities of the Company or any other Person that may at any time be issued upon the exercise hereof, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the Holder, as such, any of the rights of a holder of a share of Class B Common Stock of the Company or any other Person or any right to vote upon any matter submitted to holders of shares of Class B Common Stock at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of Securities, change of par value, consolidation, merger, conveyance, or otherwise), or to receive dividends or subscription rights, or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.


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     THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
WITH, AND THE RIGHTS OF THE COMPANY AND THE HOLDER HEREOF SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF DELAWARE.




                            [Signature Page Follows]




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     WITNESS the signature of a proper officer of the Company as of the date first above written.

                                            KII HOLDING CORP.



                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


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                               FORM OF ASSIGNMENT
                   (To be executed by the registered holder if
            such holder desires to transfer the Warrant Certificate)


FOR VALUE RECEIVED, ___________________________________hereby sells, assigns and transfers unto


________________________________________________________________________
(Please print name and address of transferee.)

the accompanying Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint:

_________________________________________________________________________

attorney, to transfer the accompanying Warrant Certificate on the books of the Company with full power of substitution.

Dated:


                                                 HOLDER



                                                 By: ___________________________



                                     NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.




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                          FORM OF ELECTION TO PURCHASE
                   (To be executed by the registered holder if
            such holder desires to exercise the Warrant Certificate)


To: KII HOLDING CORP.:

     The undersigned hereby irrevocably elects to exercise
______________________ Warrants represented by the accompanying Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:



______________________________________________________________________
(Please print name and address.)



______________________________________________________________________
(Please insert social security or other identifying number.)


If such number of Warrants shall not be all the Warrants evidenced by the accompanying Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:




______________________________________________________________________
(Please print name and address.)



______________________________________________________________________
(Please insert social security or other identifying number.)


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The undersigned is paying the Exercise Price for the shares of Common Stock to be issued on exercise of the foregoing Warrants. Payment of the Exercise Price will be made by company or individual check or certified or official bank check.


Dated:


                                                HOLDER

                                                By _________________________



                                     NOTICE

     The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of the accompanying Warrant Certificate or any prior assignment thereof in every particular, without alteration or enlargement or any change whatsoever.